                                                                   Exhibit 99.8


                                OMNIBUS AMENDMENT

      OMNIBUS AMENDMENT, dated August 6, 1998, by and among LIFESTYLE FITNESS OF SOMERSET, INC., a New Jersey Corporation, with an address at 120 Cedar Grove Lane, Somerset, New Jersey 08873; LIFESTYLE FITNESS OF FRANKLIN, INC., a New Jersey Corporation, with an address at 3311 Route 27 Suite 135, Franklin Park, New Jersey 08823; LIFESTYLE FITNESS OF PLAINSBORO, INC., a New Jersey Corporation, with an address at 10 Schalks Crossing Road, Plainsboro, New Jersey 08536; LIFESTYLE FITNESS OF PARSIPPANY, INC., a New Jersey Corporation, with an address at Galleria 10 Route 10 East, Morris Plains, New Jersey 07054; LIFESTYLE FITNESS OF SPRINGFIELD, INC., a New Jersey Corporation, with an address at 215 Morris Avenue, Springfield, New Jersey 07081; and LIFESTYLE FITNESS OF WOODBRIDGE, INC., a New Jersey Corporation, with an address at 1250 Route 27 and Prospect Road, Colonia, New Jersey 07067 (collectively, the "Sellers"); SHARAD AGARWAL, an individual and a shareholder of Seller with an address at 30 Woodview Drive, Belle Mead, New Jersey 08502 ("Agarwal") and KENNETH HOST, an individual and a shareholder of Seller with an address at 21 Gloucester Drive, Somerset, New Jersey 08873 ("Host") (Agarwal and Host sometimes collectively referred to herein as "Sellers' Principals"); and TSI SOMERSET, LLC, TSI FRANKLIN PARK, LLC, TSI PLAINSBORO, LLC, TSI PARSIPPANY, LLC, TSI SPRINGFIELD, LLC, and TSI COLONIA, LLC , each a Delaware limited liability company, with an address c/o Town Sports International, Inc., 888 Seventh Avenue, New York, New York 10106 (collectively, the "Buyers").

                              W I T N E S S E T H:

      WHEREAS, on August 4, 1998, Buyers, Sellers and Sellers' Principals, completed and agreed to all of the terms and provisions of various agreements intended to transfer substantially all of the assets of Sellers to Buyers; specifically each of the following agreements: (i) six (6) Asset Purchase Agreements each dated as of August 4, 1998, among certain of the parties to this Amendment, and a related Bill of Sale, Assignment and Assumption Agreement and Assignment and Assumption of Seller's Lease for each such transaction; (ii) a Non-Competition Agreement; (iii) a TSI Note; and (iv) an Undertaking Agreement. In addition, certain other ancillary documents necessary to effectuate such transactions were also agreed to in principal by the parties. The documents referred to in this "Whereas" clause shall be collectively referred to hereinafter as the "Agreements"; terms defined in the Asset Purchase Agreements are used herein as therein defined;

      WHEREAS, on August 4, 1998, the parties convened to execute said Agreements and at all times relevant thereto, the parties were ready, willing and able to effectuate the contemplated transactions;

      WHEREAS, on August 4, 1998, the Agreements were not executed due to the failure to obtain the signature of Owner (as defined herein) on the Owner's Consent and Lease Modification Agreement (the "Modification Agreement") dated August 4, 1998, by and between COLONIA LIMITED PARTNERSHIP, having an address c/o Rosen Associates Management Corp., 333 Jericho Turnpike, Jericho, New York 11753 (hereinafter referred to as "Owner") and TSI COLONIA, LLC, which said Modification Agreement was necessary to the proper and final completion of the contemplated transactions;

      WHEREAS, on August 4, 1998, the parties agreed to reconvene on August 6, 1998 to execute the Agreements in order to effectuate the contemplated transactions;

      WHEREAS, the parties have now obtained the signature of Owner and wish to complete the above-referenced transactions, in accordance with the terms of the Agreements as modified by this Amendment;

      NOW, THEREFORE, in consideration of the mutual terms, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The "Closing Date" as defined in the Agreements shall be deemed to be "August 6, 1998" not "August 4, 1998."

      2. Since all checks, including certified checks were finalized on August 4, 1998, and the actual Closing Date is now August 6, 1998, the parties have determined that certain allocations and adjustments to the Purchase Price and related offsets are required. The parties have, therefore, agreed to exchange the checks signed on August 4, 1998, and in addition, to exchange certain additional checks in order to properly adjust for the period from August 4, 1998 to August 6, 1998. The amended allocation amounts and the additional check amounts are annexed hereto as Exhibit A.

      3. The TSI Note, payable on August 4, 2000, as referred to in the Agreements, shall now be deemed payable on August 6, 2000. All other terms of the TSI Note shall remain in full force and effect and shall not be modified by this Amendment.

      4. The parties agree that this Amendment shall be governed by the laws of the State of New Jersey.

      5. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of Buyers, Sellers and Sellers' Principals.

      6. All other terms and provisions of the Agreements shall remain in full force and effect except as specifically set forth herein.

      IN WITNESS WHEREOF, Sellers, Sellers Principals and Buyers have caused this Amendment to be signed as of the 6th day of August, 1998.

                              LIFESTYLE FITNESS OF SOMERSET, INC.


                              By:       /Kenneth Host/
                                  -------------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF FRANKLIN, INC.


                              By:       /Sharad Agarwal/
                                  -------------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF PLAINSBORO, INC.


                              By:       /Sharad Agarwal/
                                  -------------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF PARSIPPANY, INC.


                              By:       /Kenneth Host/
                                  -------------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF SPRINGFIELD, INC.


                              By:       /Kenneth Host/
                                  -------------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF WOODBRIDGE, INC.


                              By:       /Sharad Agarwal/
                                  -------------------------------------
                                  Name:
                                  Title: President

                                        /Kenneth Host/
                                  -------------------------------------
                                  KENNETH HOST


                                        /Sharad Agarwal/
                                  -------------------------------------
                                  SHARAD AGARWAL


AGREED AND ACKNOWLEDGED:

TSI SOMERSET, LLC


By:       /A. Alimanestianu/
    -----------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI FRANKLIN PARK, LLC


By:       /A. Alimanestianu/
    -----------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI PLAINSBORO, LLC


By:       /A. Alimanestianu/
    -----------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI PARSIPPANY, LLC


By:       /A. Alimanestianu/
    -----------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI SPRINGFIELD, LLC


By:       /A. Alimanestianu/
    -----------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI COLONIA, LLC


By:       /A. Alimanestianu/
    -----------------------------
    Alexander Alimanestianu
    Executive Vice President